Exhibit 99.2

             UNITED BANKRUPTCY COURT                  INVOLUNTARY
          Northern District of Illinois                PETITION

 IN RE:  (Name of debtor - if individual, enter     ALL OTHER NAMES used by
 Last, First Middle)                                debtor in the last 6 years
                                                    (include married, maiden,
 MERCURY FINANCE CO.                                and trade names)
 SOC SEC/TAX ID NO (If more than one, state all)

 36-3627010

 STREET ADDRESS OF DEBTOR (No and street, city      MAILING ADDRESS OF DEBTOR
 state and zip code)                                (if different from street
                                                    address)
 100 FIELD DRIVE
 LAKE FOREST, IL  60045

 COUNTY OF RESIDENT/BUSINESS:  LAKE
                                                    COUNTY OF
                                                    RESIDENCE/BUSINESS

 LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (if other than previously listed addresses)

 NOT APPLICABLE
 CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED

      / / Chapter 7  /X/ Chapter 11

              INFORMATION REGARDING DEBTOR (Check applicable boxes)

 Petitioners believe                                TYPE OF
 / /Debts are primarily consumer                    DEBTOR       /X/Corporation
    debts                                           / /Indivi-      Publicly
 /X/Debts are primarily business                       dual         Held
     (Complete Sections A and B                     / /Partner-  / /Corporation
                                                       ship         Not
                                                    / /Other        Publicly
                                                                    Held

        A.  TYPE OF BUSINESS (Check one box)        B.  BRIEFLY DESCRIBE
                                                        NATURE OF BUSINESS

                                                        SUB-PRIME AUTO
 / /Profes-       / /Transpor-       / /Commodity       LENDER AND HOLDING
    sional           tation             Broker          COMPANY
 / /Retail/       / /Manufacturing/  / /Construc-
    Wholesale        Mining             tion
 / /Railroad      /X/Other           / /Real Estate
 / /Stockbroker

                                      VENUE

 /X/ Debtor has been domiciled or has had a residence, principle place of business, or principle assets in the 180 days immediately preceding the date of this petition or for a longer part of such 180 days in any other District.
 / / A Bankruptcy case concerning debtor's affiliate, general partner or partnership is pending in this District.

             PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER
   OR AFFILIATE OF THIS REPORT (Report information for any additional cases on attached sheets)

 Name of Debtor         Case Number             Date



 Relationship           District                Judge


                  ALLEGATION                       COURT USE ONLY
           (Check applicable boxes)

 1.   /X/ Petitioner(s) are eligible to file
          this petition pursuant to 11 U.S.C.
          section303(b).
 2.   / / The debtor is a person against whom
          an order for relief may be entered
          under title 1 of the United States
          Code.
 3.a. /X/ The debtor is generally not paying such debtor's debts as they become due, unless such debts are the subject of a bona fide dispute.

                      or

 b.   / / Within 120 days preceding the
          filing of this petition, a
          custodian, other than a trustee,
          receiver, or agent appointed or
          authorized to take charge f less
          than substantially all of the
          property of the debtor for the
          purpose of enforcing a lien against
          such property was appointed or took
          possession.



                                          Name of Debtor
                                                   Mercury Finance Co.
                                          Case No.
                                                   (Court use only)

                                TRANSFER OF CLAIM

 / / Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents evidencing the transfer and any statements that are required under Bankruptcy Rule 1003(a).

                               REQUEST FOR RELIEF

 Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition.

 Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

 X /s/ James C. Herrick, Jr.              X
 Signature of Petitioner or               Signature of Attorney
 Representative (State title)
                                          Richard D. Holper
 James C. Herrick, Jr.                    Name of Attorney Firm (if any)
 Name of Petitioner
                                          11811 N. Tatum Blvd., Ste 3031
                       101 Wisconsin      Phoenix, AZ  85028
                       American Dr.       Address
 Name & Mailing        P.O. Box 1438
 Address of Individual Fond du Lac, WI    (602) 953-6650
                       54936              Telephone No.

 Signing in Representative
 Capacity

 X                                        X
 Signature of Petitioner or               Signature of Attorney
 Representative (State title)
                                          Richard D. Holper
 Creditor #2 Nicholas P. &                Name of Attorney Firm (if any)
             Karen K. Barba
 Name of Petitioner                       11811 N. Tatum Blvd., Ste 3031
                                          Phoenix, AZ  85028
                       Nicolas & Karen    Address
                       Barba
 Name & Mailing        401 N. Northwest   (602) 953-6650
 Address of Individual Hwy.               Telephone No.
                       Park Ridge, IL
                       60068-3254

 Signing in Representative
 Capacity
 X                                        X
 Signature of Petitioner or               Signature of Attorney
 Representative (State title)
                                          Richard D. Holper
 Creditor #3 Wisconsin American Mutual    Name of Attorney Firm (if any)
             Insurance Company
 Name of Petitioner                       11811 N. Tatum Blvd., Ste 3031
                                          Phoenix, AZ  85028
                       Wisconsin          Address
                       American Mutual
                       Insurance Company  (602) 953-6650
                       101 Wisconsin      Telephone No.
                       American Drive
 Name & Mailing        P.O. Box 1438
 Address of Individual Fond du Lac, WI
                       54936

 Signing in Representative
 Capacity



                                         Name of Debtor
                                                  Mercury Finance Co.
                                         Case No.
                                                  (Court use only)

                                TRANSFER OF CLAIM

 / / Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents evidencing the transfer and any statements that are required under Bankruptcy Rule 1003(a).

                               REQUEST FOR RELIEF

 Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition.

 Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

 X                                       X
 Signature of Petitioner or              Signature of Attorney
 Representative (State title)
                                         Heins, Mills & Olson, P.L.C.
 Minnesota State Board of Investment     Name of Attorney Firm (if any)
 Name of Petitioner
                                         700 Northstar East
                       Howard J. Bicker  608 Second Avenue South
                       Executive         Minneapolis, MN  55402
                       Director          Address
 Name & Mailing        55 Sherburne
 Address of Individual Ave.              (612) 338-4605
                       St. Paul, MN      Telephone No.
                       55155

 Signing in Representative
 Capacity

 X /s/ Nicholas P. Barba /               X
       Karen K. Barba                    Signature of Attorney
 Signature of Petitioner or
 Representative (State title)            Cohen, Milstein, Hausfeld & Toll
                                         Name of Attorney Firm (if any)
 Creditor #2 Nicholas P. &
             Karen K. Barba              1100 New York Ave., N.W.
 Name of Petitioner                      West Tower, Suite 500
                                         Washington, D.C.  20005
                       Nicolas & Karen   Address
                       Barba
 Name & Mailing        401 N. Northwest  (202) 408-4600
 Address of Individual Hwy.              Telephone No.
                       Park Ridge, IL
                       60068-3254

 Signing in Representative
 Capacity

 X                                       X
 Signature of Petitioner or              Signature of Attorney
 Representative (State title)
                                         La Follette & Sinykin
 Creditor #3 Wisconsin American Mutual   Name of Attorney Firm (if any)
             Insurance Company
 Name of Petitioner                      One East Main Street, Suite 500
                                         Madison, WI  53701-2719
                       Wisconsin         Address
                       American Mutual
                       Insurance         (608) 257-3911
                       Company           Telephone No.
                       101 Wisconsin
                       American Drive
 Name & Mailing        P.O. Box 1438
 Address of Individual Fond du Lac, WI
                       54936

 Signing in Representative
 Capacity

                                         Name of Debtor
                                                  Mercury Finance Co.
                                         Case No.
                                                  (Court use only)

                                TRANSFER OF CLAIM

 / / Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents evidencing the transfer and any statements that are required under Bankruptcy Rule 1003(a).

                               REQUEST FOR RELIEF

 Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition.

 Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

 X                                       X /s/ Richard D. Holper
 Signature of Petitioner or              Signature of Attorney
 Representative (State title)
                                         Richard D. Holper
 James C. Herrick, Jr.                   Name of Attorney Firm (if any)
 Name of Petitioner
                                         11811 N. Tatum Blvd., Ste 3031
                        101 Wisconsin    Phoenix, AZ  85028
                        American Dr.     Address
 Name & Mailing         P.O. Box 1438
 Address of Individual  Fond du Lac, WI  (602) 953-6650
                        54936            Telephone No.

 Signing in Representative
 Capacity

 X                                       X /s/ Richard D. Holper
 Signature of Petitioner or              Signature of Attorney
 Representative (State title)
                                         Richard D. Holper
 Creditor #2 Nicholas P. &               Name of Attorney Firm (if any)
           Karen K. Barba
 Name of Petitioner                      11811 N. Tatum Blvd., Ste 3031
                                         Phoenix, AZ  85028
                        Nicolas & Karen  Address
                        Barba
 Name & Mailing         401 N.           (602) 953-6650
 Address of Individual  Northwest Hwy.   Telephone No.
                        Park Ridge, IL
                        60068-3254

 Signing in Representative
 Capacity

 X                                       X /s/ Richard D. Holper
 Signature of Petitioner or              Signature of Attorney
 Representative (State title)
                                         Richard D. Holper
 Creditor #3 Wisconsin American Mutual   Name of Attorney Firm (if any)
           Insurance Company
 Name of Petitioner                      11811 N. Tatum Blvd., Ste 3031
                                         Phoenix, AZ  85028
                        Wisconsin        Address
                        American Mutual
                        Insurance        (602) 953-6650
                        Company          Telephone No.
                        101 Wisconsin
                        American Drive
 Name & Mailing         P.O. Box 1430
 Address of Individual  Fond du Lac, WI
                        54936

 Signing in Representative
 Capacity



                                    Name of Debtor
                                             Mercury Finance Co.
                                    Case No.
                                             (Court use only)

                           PETITIONING CREDITORS

 Name and Address of           Nature of Claim          Amount of Claim
 Petitioner
                               Securities fraud and     $45,625.00
 James C. Herrick, Jr.         other claims set forth
 101 Wisconsin American Dr.    in the certain Amended
 P.O. Box 1438                 Complaint dated
 Fond du Lac, WI  54936        April 17, 1998
 Name and Address of           Nature of Claim          $20,140.00
 Petitioner
 Creditor #2                   Securities fraud and
                               other claims set forth
 Nicolas P. & Karen K. Barba   in the certain Amended
 401 N. Northwest Hwy.         Complaint dated
 Park Ridge, IL  60068-3254    April 17, 1998

 Name and Address of           Nature of Claim          $46,125.00
 Petitioner
 Creditor #3                   Securities fraud and
                               other claims set forth
 Wisconsin American Mutual     in the certain Amended
 Insurance Company             Complaint dated
 101 Wisconsin American Drive  April 17, 1998
 P.O. Box 1438
 Fond du Lac, WI  54936
                                                         Total Amount of
                                                        Petitioners Claims

 * Additional Counsel for                               $111,890.00
 Petitioners

 Gould & Ratner                     Gould & Ratner
 222 N. LaSalle, Ste 800            222 N. LaSalle, Ste 800
 Chicago, Il  60601                 Chicago, Il  60601
 (312) 236-3003                     (312) 236-3003

 LaFollette & Sinykin               Cohen Milstein Hausfeld & Toll
 One E. Main, Ste 500               1100 New York Ave. NW
 P.O. Box 2719                      West tower, Ste 500
 Madison, WI  53701-2719            Washington, D.C.  20005
 (608) 257-3911                     (202) 408-4600
 Miner Barnhill & Galland P.C.      Heins Mills & Olson, P.L.C.
 44 East Mifflin, Ste 803           700 Northstar East
 Madison, WI  53703                 608 Second Ave. S.
 (608) 255-5200                     Minneapolis, MN  55402
                                    (612) 338-4605

 Heins Mills & Olson, P.L.C.        For Petitioners:  Nicholas P. and
 700 Northstar East                 Karen Barba
 608 Second Ave. S.
 Minneapolis, MN  55402
 (612) 338-4605

 For Petitioners:
    Wisconsin American Mutual
    Insurance Company
           James C. Herrick, Jr.